UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2014

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road
Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On February 25, 2014, CONMED Corporation (the “Company”) entered into a Nomination and Standstill Agreement (the “Agreement”) with Coppersmith Capital Management LLC, Jerome J. Lande, Craig Rosenblum (collectively, the “Coppersmith Group”) and Curt R. Hartman, in his capacity as a designee of the Coppersmith Group to the Company’s board of directors (the “Board”).  The Coppersmith Group currently beneficially owns 1,630,800 shares of the Company’s common stock (the “Common Stock”), which represents approximately 6.0% of the issued and outstanding shares of Common Stock reported by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission on February 24, 2014.  The Agreement is effective from February 25, 2014 until the date that is thirty (30) days prior to the expiration of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2016 annual meeting of shareholders of the Company (the “Covered Period”).

Pursuant to the Agreement, among other things:

•	The Company will increase the size of the Board to eleven (11) members and appoint Jerome J. Lande and Curt R. Hartman (the “Coppersmith Designees”) to the Board, effective as of March 1, 2014.

•
The Board will promptly appoint Mr. Lande to the Corporate Governance and Nominating Committee of the Board (the “Nominating Committee”) and the Compensation Committee of the Board and Mr. Hartman to the Audit Committee of the Board.

•
Eugene R. Corasanti will step down as Chairman of the Board and, if elected as a director at the Company’s 2014 annual meeting of stockholders (the “2014 Annual Meeting”), will not stand for re-election as a director at the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”).

•	Mark E. Tryniski will be appointed as Chairman of the Board, effective immediately.

•
The Nominating Committee and the Board will nominate, recommend and support the Coppersmith Designees and one independent director candidate selected by the Company in its sole reasonable discretion from a list of candidates previously provided to the Coppersmith Group (such nominee together with the Coppersmith Designees, the “New Nominees”) for election as directors at the Company’s 2014 Annual Meeting.

●
Bruce F. Daniels and Stuart J. Schwartz will not stand for re-election as directors at the 2014 Annual Meeting, such that the size of the Board will decrease to ten (10) members immediately following the Company’s 2014 Annual Meeting.

●
Should any New Nominee be elected as a director at the 2014 Annual Meeting, the Nominating Committee and the Board will nominate, recommend and support such New Nominee(s) for election as directors at the 2015 Annual Meeting.

•	The Coppersmith Group has agreed to vote all of the shares of Common Stock that it beneficially owns in favor of the election of the Company’s slate of directors at the 2014 and 2015 Annual Meetings.

•
The Coppersmith Group agreed to certain standstill provisions that remain in effect for the duration of the Covered Period.  These provisions restrict the Coppersmith Group and certain of its affiliates and associates from, among other things, engaging in certain proxy solicitations, soliciting consents from stockholders, seeking to influence the voting of any Company securities, making certain stockholder proposals, proposing or participating in certain extraordinary corporate transactions involving the Company, calling meetings of stockholders, seeking additional representation on the Board or nominating candidates for election to the Board other than in accordance with the Agreement, seeking to remove any of the Company’s directors or taking any action to influence the Board or the Company’s management.

The foregoing description of the terms and conditions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.  On February 25, 2014, the Company issued a press release announcing the signing of the Agreement.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

On February 25, 2014, on the recommendation of the Nominating Committee, the Board appointed Jerome J. Lande and Curt R. Hartman as members of the Board, effective as of March 1, 2014, to serve a term ending at the 2014 Annual Meeting in accordance with the Agreement.  Also in accordance with the Agreement, Mr. Lande will join the Nominating Committee and the Compensation Committee and Mr. Hartman will join the Audit Committee.  There are no related-party transactions that would be required to be disclosed under Item 404(a) of Regulation S-K with respect to either Mr. Lande or Mr. Hartman.

Messrs. Lande and Hartman will be entitled to the same annual fees as the other non-executive directors of the Company and will be eligible to participate in the Director Fee Plan, as further described in the Annual Proxy dated April 10, 2013.  In addition, the Board awarded Mr. Lande and Mr. Hartman 1,000 Restricted Stock Units, subject to 100% vesting as of June 1, 2014 with delivery on August 25, 2014.

On February 25, 2014, Eugene R. Corasanti stepped down as Chairman of the Board, and the Board  thereafter appointed Mark E. Tryniski as Chairman of the Board.

In connection with the Agreement, Bruce F. Daniels and Stuart J. Schwartz will not stand for re-election to the Board at the 2014 Annual Meeting and Eugene R. Corasanti will not stand for re-election to the Board at the 2015 Annual Meeting if he is elected as a director at the 2014 Annual Meeting.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

10.1	Nomination and Standstill Agreement, dated February 25, 2014, by and among CONMED Corporation, Coppersmith Capital Management LLC, Jerome J. Lande, Craig Rosenblum and Curt R. Hartman.

99.1	Press Release, dated February 25, 2014, issued by CONMED Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(	(Registrant)

	By:	/s/ Daniel S. Jonas
	Name:	Daniel S. Jonas, Esq.
	Title:	Executive Vice President – Legal Affairs & General Counsel

Date: February 26, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Nomination and Standstill Agreement, dated February 25, 2014, by and among CONMED Corporation, Coppersmith Capital Management LLC, Jerome J. Lande, Craig Rosenblum and Curt R. Hartman.

99.1	Press Release, dated February 25, 2014, issued by CONMED Corporation.